                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of The

                        Securities Exchange Act of 1934



                         Date of Report: June 26, 1998



                              CD WAREHOUSE, INC.
                              ------------------

            (Exact name of registrant as specified in its charter)



                                   DELAWARE
                                   --------

                (State or other jurisdiction of incorporation)



               000-21887                             73-1504999
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      (Commission File Number)          (I.R.S. Employer Identification No.)



  1204 SOVEREIGN ROW, OKLAHOMA CITY, OK                            73108
  -------------------------------------                            -----
 (Address of principal executive offices)                        (Zip Code)



                                (405) 949-2422
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                 (Registrant's telephone, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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     Pursuant to an Asset Acquisition Agreement dated June 16, 1998 between the
Registrant and Grow Biz International, Inc. (NASDAQ: GBIZ) ("Grow Biz"), on June 26, 1998 the Registrant completed the purchase from Grow Biz of the franchise rights for 134 Disc Go Round(R) retail music stores and the assets of 3 company-owned stores for an aggregate cash purchase price of $7 million. In determining the purchase price, which was negotiated on an arms' length basis with Grow Biz, the Registrant took into consideration the discounted value of the future revenue stream attributable to the franchise rights, as well as the fair market value of the company-store assets. Consummation of the transaction added 137 stores to the CD Warehouse System, for an aggregate of 300 stores in 40 states and five foreign countries. The audited Statement of Net Assets To Be Sold at December 27, 1997 and December 28, 1996, as well as the audited Statement of Revenues and Expenses for the fiscal years ended December 27, 1997 and December 28, 1996, and the report thereon of Arthur Andersen, LLP, independent public accountants, together with the notes thereto; and the unaudited Statement of Net Assets To Be Sold at March 28, 1998, and unaudited statement of revenues and expenses for the three months ended March 28, 1998 and March 29, 1997, with respect to the Disc Go Round(R) assets being acquired, are set forth below, as well as the Registrant's pro forma combined balance sheet at March 31, 1998 and pro forma combined statements of operations for the three months ended March 31, 1998 and the year ended December 31, 1997.

     The Registrant financed the acquisition with working capital obtained from the recent completion of a private placement offering of its Common Stock.



     A press release of Registrant issued on June 17 1998, announcing the completion of the above-described acquisition, is attached as an exhibit to this Report and incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(A)      Financial statements of business acquired.  The financial statements of
         -----------------------------------------
         the acquired business are presented in Exhibit 99.1 to this filing and are incorporated herein by reference.


(b)      Pro forma financial information. The pro forma financial information
         -------------------------------
         required by Article 11 of Regulation S- X, related to this acquisition is presented in Exhibit 99.2 to this filing and is incorporated herein by reference.


(c)      Exhibits.   The following exhibits are filed with this Report:
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         10.1  Asset Purchase Agreement


         99.1  Financial Statements of Business Acquired, consisting of:


               (i) Statement of Net Assets To Be Sold at December 27, 1997 and December 28, 1996, and Statement of Revenues and Expenses for the fiscal years ended December 27, 1997 and December 28, 1996, and the report thereon of Arthur Andersen, LLP, independent public accountants, together with the notes thereto; and


               (ii) Statement of Net Assets To Be Sold at March 28, 1998 (unaudited), and Statement of Revenues and Expenses for the three months ended March 28, 1998 and March 29, 1997 (unaudited)


         99.2  Pro Forma Financial Information, consisting of:


               (i) Pro Forma Combined Balance Sheet of Registrant at March 31, 1998; and


               (ii) Pro Forma Combined Statements of Operations of Registrant for the three months ended March 31, 1998 and the year ended December 31, 1997.


         99.3  Press Release dated June 17, 1998.

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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CD WAREHOUSE, INC.

                              (Registrant)



Date:   June 26, 1998        BY: /s/ Jerry W. Grizzle
                                 -------------------------------------------
                                 Jerry W. Grizzle,
                                 President and Chief Executive Officer

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